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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2013 through December 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer AMT-Free
                  Municipal Fund

--------------------------------------------------------------------------------
                  Annual Report | December 31, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A   PBMFX
                  Class B   PBMUX
                  Class C   MNBCX
                  Class Y   PBYMX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         29

Notes to Financial Statements                                                37

Report of Independent Registered Public Accounting Firm                      44

Approval of Investment Advisory Agreement                                    45

Trustees, Officers and Service Providers                                     49

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 1

President's Letter

Dear Shareowner,

When we look into 2014, we foresee U.S. economic growth matching or exceeding 2013 levels. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy, continuing economic improvement in Japan, and a "soft landing" of 7% growth in China appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation, making it possible for the Federal Reserve (the Fed) to continue its accommodative monetary policies.

After observing the strengthening economic trends, the Fed decided in December 2013 to start scaling back its QE (quantitative easing) program, but also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains high.

The U.S. government's partial shutdown in October 2013 rattled the markets to a degree, but does not appear to have had a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to defuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of infighting in Washington and wary of the risks the policy uncertainty caused.

There are certainly risks and uncertainties facing the global economy as we head into 2014. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad and the aforementioned political fights at home. While most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 3

Portfolio Management Discussion | 12/31/13

In the following interview, lead portfolio manager David Eurkus discusses the investment environment for tax-free bonds during the Fund's most recent fiscal year ended December 31, 2013, the Fund's investment strategies and performance during the 12-month period, and his outlook for the municipal bond market. Mr. Eurkus, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer.

Q   How did the Fund perform during the 12-month period ended December 31, 2013?

A Pioneer AMT-Free Municipal Fund's Class A shares returned -5.33% at net asset value during the 12-month period ended December 31, 2013, while the Fund's benchmark, the Barclays Municipal Bond Index (the Barclays Index), returned -2.55%. During the same period, the average return of the 242 mutual funds in Morningstar's Municipal National Long Funds category was -4.59%, and the average return of the 256 mutual funds in Lipper's General and Insured Municipal Debt Funds category was -4.08%.

Q How would you describe the investment environment for tax-exempt bonds during the 12-month period ended December 31, 2013?

A At the start of 2013, tax-exempt issues were continuing to benefit from economic conditions that were conducive to gradual declines in taxable and tax-exempt interest rates. The U.S. economy maintained its growth trend, though at a moderate pace, and we saw no significant inflationary pressures on the domestic front. In May 2013, however, then-Federal Reserve (Fed) Chairman Ben Bernanke began to hint that the U.S. central bank's program of monthly asset purchases, known as quantitative easing (QE), might be tapered in the coming months if the economy continued to improve. In response to this development, U.S. fixed-income markets, fearing that the Fed might reduce or even end the accommodative QE program too soon, suffered their third-worst quarterly sell-off over the past twenty years during the quarter ended June 30, 2013. At the same time, redemptions in the tax-exempt mutual fund market picked up.

    While the atmosphere in the fixed-income markets generally calmed down after the June sell-off, redemptions in the municipal market persisted over a number of months, due in part to the Fed's QE tapering hints, but also because of two other major disruptions in the municipal bond market. The first disruption came on July 18, 2013, when the City of Detroit's leaders

4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 announced that the city would declare bankruptcy. The second disruption, in August, came as news emerged that debt-rating agencies were threatening to downgrade the Commonwealth of Puerto Rico's municipal bonds to "below investment grade" because of Puerto Rico's very high debt levels. Both announcements hit the tax-exempt market hard.

    Pioneer AMT-Free Municipal Fund, with more than 95% of its portfolio invested in a broad range of dedicated-revenue bonds, was not directly affected by either major news story hitting the municipal market. Municipal fund redemptions, nevertheless, hurt the overall tax-exempt market, and prices of municipal bonds declined throughout 2013 as bond yields spiked.

    Toward the end of the Fund's fiscal year, the Fed announced that its tapering of QE would, in fact, begin in January 2014. This time, however, investors took the news as a signal that the U.S. economy was gathering strength, and most financial markets rallied.

Q Will you discuss your overall investment strategy in managing the Fund's portfolio during the 12-month period ended December 31, 2013?

A Our principal investment strategy for the portfolio is to purchase and hold discounted long-term municipal bonds. We believe those investments offer the highest yields in the tax-exempt marketplace and feel that, over the long term, our broadly diversified* strategy will enable the Fund to outperform both the benchmark Barclays Index as well as its Morningstar and Lipper peers.

    During the 12-month period, the Fund's portfolio continued to have a strong focus on investments in sectors that are of vital importance to communities nationwide, including health care/hospitals, power and energy, public and private education, and transportation; but we also kept the portfolio broadly diversified across a wide range of other municipal bond sectors.

Q Which individual investments contributed the most to the Fund's performance during the 12-month period ended December 31, 2013, and which individual investments had the biggest negative effects on performance?

A During the period, the Fund's investments in bonds issued by the Public Authority for Colorado Energy, King County (Washington State), and Tallahassee (Florida) Health Facilities made the largest positive contributions to returns. Conversely, the individual holdings that detracted

* Diversification does not assure a profit nor protect against loss in a declining market.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 5 the most from the Fund's returns during the 12-month period were issues by Dallas County (Texas) Utility District, Buckeye (Ohio) Tobacco bonds, and Philadelphia (Pennsylvania) Hospital Authority.

Q   What is your outlook for the municipal market as we head into 2014?

A In the aftermath of the significant shocks felt by the municipal bond market in 2013, we have become very positive in our outlook. This is due to the recent, dramatic rise in tax-free interest rates, which has caused municipal bonds to become much more attractive on an after-tax basis--not only to investors in high tax brackets but also to non-traditional buyers, such as property/casualty insurance companies, banks, and even non-U.S. investors. In addition, the rise in longer-term rates has depressed the levels of municipal bond issuance, which should boost the prices of tax-exempt securities from a technical standpoint. Another positive factor for the municipal market (and for bonds in general) is that U.S. inflation levels have declined, and remain very low.

    The Fund's portfolio will continue to hold select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well over time. We will also continue to closely monitor the Fund's holdings to ensure their integrity and quality as well as the timely payment of principal and interest on the investments. The Fund remains broadly diversified across many municipal bond sectors as of December 31, 2013, and the vast majority of the portfolio's holdings are allocated to bonds with dedicated revenue streams.

    We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable option for long-term investors seeking high income that is free from Federal taxes.

6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Please refer to the Schedule of Investments on pages 16-28 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 7

Portfolio Summary | 12/31/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        9.8%
AA                                                                        27.4%
A                                                                         24.6%
BBB                                                                       24.9%
BB                                                                         4.0%
B                                                                          4.7%
Not Rated                                                                  4.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                                                    26.8%
Insured                                                                   16.4%
Education                                                                 14.6%
Special Revenues                                                           9.0%
Pollution Control Revenue                                                  7.7%
Transportation                                                             6.2%
Various Revenues                                                           5.3%
Power                                                                      5.2%
General Obligation                                                         3.5%
Housing                                                                    2.3%
Water & Sewer                                                              2.1%
Escrowed                                                                   0.9%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1.  Massachusetts Health & Educational Facilities Authority, 5.5%, 7/1/32    1.97%
-----------------------------------------------------------------------------------
 2.  Public Authority for Colorado Energy, 6.5%, 11/15/38                     1.97
-----------------------------------------------------------------------------------
 3.  Texas Private Activity Bond Surface Transportation Corp., 7.0%, 6/30/40  1.52
-----------------------------------------------------------------------------------
 4.  California Statewide Communities Development Authority, 5.75%, 7/1/47    1.47
-----------------------------------------------------------------------------------
 5.  City of Phoenix Civic Improvement Corp., 7/1/43                          1.42
-----------------------------------------------------------------------------------
 6.  FYI Properties, 5.5%, 6/1/39                                             1.41
-----------------------------------------------------------------------------------
 7.  Dallas County Utility & Reclamation District, 5.375%, 2/15/29            1.40
-----------------------------------------------------------------------------------
 8.  King County Housing Authority, 5.5%, 5/1/38                              1.40
-----------------------------------------------------------------------------------
 9.  Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                1.37
-----------------------------------------------------------------------------------
10.  JobsOhio Beverage System, 5.0%, 1/1/38                                   1.36
-----------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Prices and Distributions | 12/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                    12/31/13                 12/31/12
--------------------------------------------------------------------------------
          A                       $13.25                   $14.56
--------------------------------------------------------------------------------
          B                       $13.13                   $14.46
--------------------------------------------------------------------------------
          C                       $13.14                   $14.44
--------------------------------------------------------------------------------
          Y                       $13.21                   $14.52
--------------------------------------------------------------------------------

Distributions per Share: 7/1/13-12/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term          Long-Term
         Class         Dividends         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A             $0.5470              $   --             $   --
--------------------------------------------------------------------------------
          B             $0.4180              $   --             $   --
--------------------------------------------------------------------------------
          C             $0.4385              $   --             $   --
--------------------------------------------------------------------------------
          Y             $0.5832              $   --             $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-13.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 9

Performance Update | 12/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                      Net Asset           Public Offering
Period                Value (NAV)         Price (POP)
--------------------------------------------------------------------------------
10 Years              4.26%               3.79%
5 Years               8.63                7.64
1 Year               -5.33               -9.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross               Net
--------------------------------------------------------------------------------
                      0.83%               0.82%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                               Pioneer AMT-Free           Barclays Municipal
                               Municipal Fund             Bond Index
12/31/2003                     $  9,550                   $ 10,000
12/31/2004                     $ 10,071                   $ 10,448
12/31/2005                     $ 10,555                   $ 10,815
12/31/2006                     $ 11,104                   $ 11,339
12/31/2007                     $ 11,259                   $ 11,720
12/31/2008                     $  9,587                   $ 11,430
12/31/2009                     $ 11,889                   $ 12,906
12/31/2010                     $ 12,145                   $ 13,213
12/31/2011                     $ 13,570                   $ 14,627
12/31/2012                     $ 15,316                   $ 15,618
12/31/2013                     $ 14,500                   $ 15,220

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class A shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Performance Update | 12/31/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                      If                  If
Period                Held                Redeemed
--------------------------------------------------------------------------------
10 Years               3.34%                3.34%
5 Years                7.62                 7.62
1 Year                -6.39               -10.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross               Net
--------------------------------------------------------------------------------
                      1.75%               1.72%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                               Pioneer AMT-Free           Barclays Municipal
                               Municipal Fund             Bond Index
12/31/2003                     $ 10,000                   $ 10,000
12/31/2004                     $ 10,458                   $ 10,448
12/31/2005                     $ 10,877                   $ 10,815
12/31/2006                     $ 11,351                   $ 11,339
12/31/2007                     $ 11,403                   $ 11,720
12/31/2008                     $  9,625                   $ 11,430
12/31/2009                     $ 11,835                   $ 12,906
12/31/2010                     $ 11,983                   $ 13,213
12/31/2011                     $ 13,257                   $ 14,627
12/31/2012                     $ 14,840                   $ 15,618
12/31/2013                     $ 13,892                   $ 15,220

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class B shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 11

Performance Update | 12/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                      If                  If
Period                Held                Redeemed
--------------------------------------------------------------------------------
10 Years               3.41%               3.41%
5 Years                7.75                7.75
1 Year                -6.05               -6.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.58%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                               Pioneer AMT-Free           Barclays Municipal
                               Municipal Fund             Bond Index
12/31/2003                     $ 10,000                   $ 10,000
12/31/2004                     $ 10,444                   $ 10,448
12/31/2005                     $ 10,838                   $ 10,815
12/31/2006                     $ 11,328                   $ 11,339
12/31/2007                     $ 11,404                   $ 11,720
12/31/2008                     $  9,629                   $ 11,430
12/31/2009                     $ 11,837                   $ 12,906
12/31/2010                     $ 11,986                   $ 13,213
12/31/2011                     $ 13,285                   $ 14,627
12/31/2012                     $ 14,884                   $ 15,618
12/31/2013                     $ 13,984                   $ 15,220

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class C shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Performance Update | 12/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                      If                  If
Period                Held                Redeemed
--------------------------------------------------------------------------------
10 Years               4.45%               4.45%
5 Years                8.86                8.86
1 Year                -5.10               -5.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                      Gross               Net
--------------------------------------------------------------------------------
                      0.58%               0.55%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                               Pioneer AMT-Free           Barclays Municipal
                               Municipal Fund             Bond Index
12/31/2003                     $ 5,000,000                $ 5,000,000
12/31/2004                     $ 5,272,620                $ 5,224,010
12/31/2005                     $ 5,525,786                $ 5,407,579
12/31/2006                     $ 5,815,356                $ 5,669,466
12/31/2007                     $ 5,912,621                $ 5,859,944
12/31/2008                     $ 5,051,530                $ 5,714,950
12/31/2009                     $ 6,274,966                $ 6,452,954
12/31/2010                     $ 6,421,724                $ 6,606,485
12/31/2011                     $ 7,195,408                $ 7,313,362
12/31/2012                     $ 8,139,114                $ 7,809,194
12/31/2013                     $ 7,724,226                $ 7,609,791

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class Y shares of the Fund for periods prior to December 10, 2004, is based on the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance of the Fund's Class Y shares would be lower than the performance shown.

Performance shown for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance of Class Y shares for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2013, through December 31, 2013.

--------------------------------------------------------------------------------
Share Class                      A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 7/1/13
--------------------------------------------------------------------------------
Ending Account               $  987.79     $  982.99     $  983.77     $  988.95
Value
on 12/31/13
--------------------------------------------------------------------------------
Expenses Paid                $    4.11     $    8.60     $    7.95     $    2.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.72%, 1.59% and 0.55% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

--------------------------------------------------------------------------------
Share Class                      A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 7/1/13
--------------------------------------------------------------------------------
Ending Account               $1,021.07     $1,016.53     $1,017.19     $1,022.43
Value
on 12/31/13
--------------------------------------------------------------------------------
Expenses Paid                $    4.18     $    8.74     $    8.08     $    2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.72%, 1.59% and 0.55% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 15

Schedule of Investments | 12/31/13

---------------------------------------------------------------------------------------------------
Shares                                                                                 Value
---------------------------------------------------------------------------------------------------
                                          COMMON STOCK -- 0.1%
                                          Commercial Services & Supplies -- 0.1%
                                          Research & Consulting Services -- 0.1%
        200                               Center For Medical Science, Inc.*            $    690,400
---------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCK
                                          (Cost $640,000)                              $    690,400
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)
---------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 98.9%
                                          Alabama -- 0.2%
  1,500,000                       NR/NR   Sylacauga Health Care Authority, 6.0%,
                                          8/1/35                                       $  1,390,620
---------------------------------------------------------------------------------------------------
                                          Arizona -- 4.2%
  5,145,000                      AA-/NR   Arizona Health Facilities Authority, 5.5%,
                                          1/1/38                                       $  5,344,780
  4,000,000                      AA/Aa3   City of Phoenix Civic Improvement Corp.,
                                          7/1/25 (c)                                      4,558,760
  8,005,000                      AA/Aa3   City of Phoenix Civic Improvement Corp.,
                                          7/1/26 (c)                                      9,096,962
 10,000,000                      AA/Aa3   City of Phoenix Civic Improvement Corp.,
                                          7/1/43 (c)                                     10,543,700
  1,000,000                        A/A1   Maricopa County Pollution Control Corp.,
                                          5.0%, 6/1/35                                    1,020,860
    500,000                     BBB-/NR   The Industrial Development Authority of
                                          the County of Pima, 6.1%, 6/1/45                  473,960
     19,000                     NR/Baa3   The Industrial Development Authority of
                                          the County of Pima, 6.75%, 7/1/31                  18,647
                                                                                       ------------
                                                                                       $ 31,057,669
---------------------------------------------------------------------------------------------------
                                          California -- 13.0%
 10,000,000                        A/A3   Alameda Corridor Transportation
                                          Authority, 10/1/31 (c)                       $  3,837,000
    410,000                      AA-/A2   Anaheim Public Financing Authority,
                                          9/1/22 (c)                                        287,685
 13,865,000                      AA-/A2   Anaheim Public Financing Authority,
                                          9/1/23 (c)                                      9,065,908
 12,595,000                      AA-/A2   Anaheim Public Financing Authority,
                                          9/1/36 (c)                                      3,114,618
  3,515,000                      CCC/NR   California County Tobacco Securitization
                                          Agency, 6/1/33 (c)                                764,969
  1,000,000                     AAA/Aaa   California Educational Facilities Authority,
                                          5.25%, 4/1/40                                   1,162,450
  2,000,000                        A/A3   California Health Facilities Financing
                                          Authority, 5.625%, 7/1/32                       2,034,320
  4,000,000                    BBB/Baa2   California Municipal Finance Authority,
                                          5.25%, 2/1/37                                   3,760,520
  4,875,000                     NR/Baa2   California Statewide Communities
                                          Development Authority, 5.0%, 5/15/30            4,815,720

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          California -- (continued)
  2,000,000                    AAA/Baa2   California Statewide Communities
                                          Development Authority, 5.0%, 5/15/38         $  1,863,980
  6,455,000                   BBB+/Baa2   California Statewide Communities
                                          Development Authority, 5.0%, 8/15/47            5,743,014
 10,000,000                     AA-/Aa3   California Statewide Communities
                                          Development Authority, 5.25%, 11/15/48          9,915,800
  4,000,000                     NR/Baa1   California Statewide Communities
                                          Development Authority, 5.375%, 12/1/37          4,008,880
 10,000,000                      AA-/A1   California Statewide Communities
                                          Development Authority, 5.75%, 7/1/47           10,866,200
  4,000,000                        A/NR   California Statewide Communities
                                          Development Authority, 5.75%, 8/15/38           4,120,520
  1,000,000                       NR/A1   Franklin-Mckinley School District, 6.0%,
                                          7/1/16                                          1,129,520
  2,100,000                     BB+/WR    Fresno Joint Powers Financing Authority,
                                          4.75%, 9/1/28                                   1,845,228
 15,000,000                       B-/B3   Golden State Tobacco Securitization
                                          Corp., 5.125%, 6/1/47                          10,139,550
  3,000,000                     A-/Baa2   Long Beach Bond Finance Authority,
                                          5.5%, 11/15/37                                  3,088,800
  2,180,000                      A/Baa1   Pomona Unified School District, 6.55%,
                                          8/1/29                                          2,614,038
  3,000,000                       A-/NR   Rialto Redevelopment Agency, 6.25%,
                                          9/1/37                                          3,114,660
  1,500,000                     AA-/Aa1   San Jose Evergreen Community College
                                          District, 5.0%, 8/1/41                          1,548,540
  2,085,000                      NR/Aa2   San Juan Unified School District, 5.0%,
                                          8/1/25                                          2,310,493
  1,500,000                        A/NR   Santa Cruz County Redevelopment
                                          Agency, 6.625%, 9/1/29                          1,668,060
  1,405,000                      A+/Aa3   Santa Maria Joint Union High School
                                          District, 8/1/27 (c)                              694,281
  3,750,000                      BB+/B3   Tobacco Securitization Authority of
                                          Southern California, 5.0%, 6/1/37               2,657,400
  1,125,000                       B+/B2   Tobacco Securitization Authority of
                                          Southern California, 5.125%, 6/1/46               761,332
                                                                                       ------------
                                                                                       $ 96,933,486
---------------------------------------------------------------------------------------------------
                                          Colorado -- 4.9%
  2,750,000          5.25       AA-/Aa3   Colorado Health Facilities Authority,
                                          Floating Rate Note, 11/15/35                 $  2,788,555
 15,000,000                      A/Baa1   E-470 Public Highway Authority,
                                          9/1/23 (c)                                      9,618,450
  5,000,000                      A/Baa1   E-470 Public Highway Authority,
                                          9/1/27 (c)                                      2,413,850
 12,500,000                     A-/Baa2   Public Authority for Colorado Energy,
                                          6.5%, 11/15/38                                 14,599,625

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 17

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Colorado -- (continued)
  2,500,000                     NR/Baa3   Regional Transportation District, 6.0%,
                                          1/15/26                                      $  2,666,600
  1,250,000                     NR/Baa3   Regional Transportation District, 6.0%,
                                          1/15/34                                         1,284,588
  1,000,000                     NR/Baa3   Regional Transportation District, 6.0%,
                                          1/15/41                                         1,016,700
  2,000,000                     NR/Baa3   Regional Transportation District, 6.5%,
                                          1/15/30                                         2,144,800
                                                                                       ------------
                                                                                       $ 36,533,168
---------------------------------------------------------------------------------------------------
                                          Connecticut -- 1.1%
  4,795,000                     AAA/Aaa   Connecticut State Health & Educational
                                          Facility Authority, 5.0%, 7/1/42             $  4,920,437
  1,000,000                       NR/NR   Connecticut State Health & Educational
                                          Facility Authority, 5.5%, 7/1/17                1,001,850
  2,470,000                        B/NR   Mohegan Tribe of Indians of Connecticut,
                                          6.25%, 1/1/31                                   2,469,704
                                                                                       ------------
                                                                                       $  8,391,991
---------------------------------------------------------------------------------------------------
                                          Delaware -- 0.6%
  5,000,000                     NR/Baa3   Delaware State Economic Development
                                          Authority, 5.375%, 10/1/45                   $  4,712,800
---------------------------------------------------------------------------------------------------
                                          District of Columbia -- 2.3%
 10,000,000                    BBB/Baa1   District of Columbia Tobacco Settlement
                                          Financing Corp., 6.75%, 5/15/40              $  9,949,500
  7,950,000                       NR/A1   District of Columbia, 4.25%, 6/1/37             7,132,342
                                                                                       ------------
                                                                                       $ 17,081,842
---------------------------------------------------------------------------------------------------
                                          Florida -- 3.4%
  7,500,000                     NR/Baa1   City of Tallahassee Florida, 6.375%,
                                          12/1/30                                      $  7,500,000
   445,000                        NR/NR   County of Madison Florida, 6.0%,
                                          7/1/25                                            408,105
  5,000,000                        A/A2   County of Miami-Dade Florida Aviation
                                          Revenue, 5.5%, 10/1/41                          5,176,200
  3,000,000                     NR/Baa1   Escambia County Health Facilities
                                          Authority, 6.0%, 8/15/36                        3,114,090
  1,390,000                       NR/NR   Florida Development Finance Corp.,
                                          6.0%, 9/15/30                                   1,311,548
  1,830,000                      A+/Aa3   Greater Orlando Aviation Authority, 5.0%,
                                          10/1/25                                         1,998,268
   765,000                        BB/NR   Lee County Industrial Development
                                          Authority Florida, 4.75%, 6/15/14                 770,615
  2,000,000                       BB/NR   Lee County Industrial Development
                                          Authority Florida, 5.375%, 6/15/37              1,820,300
  3,400,000                       NR/NR   St. Johns County Industrial Development
                                          Authority, 6.0%, 8/1/45                         3,464,464
                                                                                       ------------
                                                                                       $ 25,563,590
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Georgia -- 2.2%
  5,750,000                      A/Baa1   Burke County Development Authority,
                                          7.0%, 1/1/23                                 $  6,702,890
  5,000,000                     A-/Baa2   Main Street Natural Gas, Inc., 5.5%,
                                          9/15/28                                         5,290,550
  1,500,000                        A/A2   Municipal Electric Authority of Georgia,
                                          5.625%, 1/1/26                                  1,713,975
  2,750,000                      AA/Aa2   Private Colleges & Universities Authority,
                                          5.0%, 10/1/43                                   2,883,925
                                                                                       ------------
                                                                                       $ 16,591,340
---------------------------------------------------------------------------------------------------
                                          Illinois -- 3.6%
  3,000,000                       NR/NR   Illinois Finance Authority, 5.1%, 8/15/31    $  2,917,260
  1,000,000                     A-/Baa1   Illinois Finance Authority, 5.25%, 5/1/40         974,860
  4,000,000                     BBB-/NR   Illinois Finance Authority, 5.5%, 8/15/30       4,014,280
  1,600,000                      AA-/A3   Illinois Finance Authority, 6.0%, 8/15/25       1,637,408
  1,000,000                       NR/NR   Illinois Finance Authority, 6.125%,
                                          5/15/27                                         1,008,160
  5,000,000                     NR/Baa3   Illinois Finance Authority, 6.5%, 4/1/39        5,104,300
 20,000,000                    AAA/Baa1   Metropolitan Pier & Exposition Authority,
                                          6/15/39 (c)                                     4,496,200
  5,000,000                     AA+/Aaa   Metropolitan Pier & Exposition Authority,
                                          7.0%, 7/1/26 (Pre-Refunded)                     6,673,950
                                                                                       ------------
                                                                                       $ 26,826,418
---------------------------------------------------------------------------------------------------
                                          Indiana -- 2.2%
  2,000,000                      AA/Aa2   Indiana Bond Bank, 5.5%, 2/1/29              $  2,167,920
  2,000,000                      BB-/B1   Indiana Finance Authority, 6.0%,
                                          12/1/26                                         1,959,980
  5,000,000                     AA-/Aa3   Indiana Health & Educational Facilities
                                          Financing Authority, 4.75%, 2/15/34             4,873,250
  7,000,000                     AA-/Aa3   Indiana Health & Educational Facilities
                                          Financing Authority, 5.0%, 2/15/39              6,891,290
    440,000                       A/Aa1   Indianapolis Local Public Improvement
                                          Bond Bank, 6.0%, 1/10/20                          493,957
    335,000                        A/NR   Indianapolis Local Public Improvement
                                          Bond Bank, 6.75%, 2/1/14
                                          (Pre-Refunded)                                    336,772
                                                                                       ------------
                                                                                       $ 16,723,169
---------------------------------------------------------------------------------------------------
                                          Louisiana -- 2.7%
  6,000,000                    BB+/Baa3   Jefferson Parish Hospital Service
                                          District No. 2, 6.375%, 7/1/41               $  6,145,200
    615,000                   BBB+/Baa1   Louisiana Local Government
                                          Environmental Facilities & Community
                                          Development Authority, 5.25%, 12/1/18             604,533
 10,000,000                     NR/Baa1   Louisiana Public Facilities Authority,
                                          5.5%, 5/15/47                                   9,948,700

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 19

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Louisiana -- (continued)
    400,000                       A-/A3   Louisiana State Citizens Property
                                          Insurance Corp., 5.0%, 6/1/24                $    426,496
    500,000                      AA-/A2   Louisiana State Citizens Property
                                          Insurance Corp., 5.0%, 6/1/24                     538,660
  2,400,000                    BBB/Baa1   Parish of St. John the Baptist Louisiana,
                                          5.125%, 6/1/37                                  2,353,392
                                                                                       ------------
                                                                                       $ 20,016,981
---------------------------------------------------------------------------------------------------
                                          Maine -- 1.1%
  4,500,000                      NR/Ba1   Maine Health & Higher Educational
                                          Facilities Authority, 6.75%, 7/1/36          $  4,673,970
  3,040,000                      NR/Ba1   Maine Health & Higher Educational
                                          Facilities Authority, 6.95%, 7/1/41             3,183,640
                                                                                       ------------
                                                                                       $  7,857,610
---------------------------------------------------------------------------------------------------
                                          Maryland -- 2.2%
  3,000,000                     BB+/Ba2   County of Frederick Maryland, 5.625%,
                                          9/1/38                                       $  2,561,910
    400,000                       NR/NR   Maryland Economic Development Corp.,
                                          5.0%, 12/1/16 (d)                                 231,984
    900,000                       NR/NR   Maryland Economic Development Corp.,
                                          5.0%, 12/1/16 (d)                                 521,964
  1,000,000                       NR/NR   Maryland Economic Development Corp.,
                                          5.0%, 12/1/31 (d)                                 569,950
  2,000,000                        A/A3   Maryland Economic Development Corp.,
                                          6.2%, 9/1/22                                    2,339,760
  6,250,000                     AA+/Aa2   Maryland Health & Higher Educational
                                          Facilities Authority, 5.0%, 11/15/51            6,135,000
  4,400,000                     NR/Baa3   Maryland Health & Higher Educational
                                          Facilities Authority, 5.75%, 7/1/38             4,063,884
                                                                                       ------------
                                                                                       $ 16,424,452
---------------------------------------------------------------------------------------------------
                                          Massachusetts -- 13.0%
  2,000,000                       NR/A2   Massachusetts Development Finance
                                          Agency, 4.0%, 10/1/35                        $  1,758,260
  2,500,000                      A+/Aa3   Massachusetts Development Finance
                                          Agency, 4.0%, 9/1/49                            2,032,925
  1,000,000                       A-/A3   Massachusetts Development Finance
                                          Agency, 5.0%, 10/1/21                           1,145,150
  1,000,000                       A-/A3   Massachusetts Development Finance
                                          Agency, 5.0%, 10/1/22                           1,125,010
  1,000,000                       A-/A3   Massachusetts Development Finance
                                          Agency, 5.0%, 10/1/30                           1,012,100
  4,000,000                        A/A1   Massachusetts Development Finance
                                          Agency, 5.0%, 10/1/48                           4,009,840
  1,585,000                     AA+/Aa1   Massachusetts Development Finance
                                          Agency, 5.0%, 6/1/25                            1,762,980

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Massachusetts -- (continued)
  4,200,000                     AA+/Aa1   Massachusetts Development Finance
                                          Agency, 5.0%, 7/1/43                         $  4,397,274
  4,000,000                     BBB+/NR   Massachusetts Development Finance
                                          Agency, 5.0%, 7/1/44                            3,629,320
  1,250,000                       A+/A1   Massachusetts Development Finance
                                          Agency, 5.0%, 9/1/50                            1,243,662
  1,000,000                   BBB+/Baa3   Massachusetts Development Finance
                                          Agency, 5.125%, 7/1/26                          1,035,230
    125,000                     NR/Baa2   Massachusetts Development Finance
                                          Agency, 5.15%, 10/1/14                            127,136
  1,680,000                      BBB/NR   Massachusetts Development Finance
                                          Agency, 5.25%, 10/1/29                          1,687,375
  3,320,000                      BBB/NR   Massachusetts Development Finance
                                          Agency, 5.25%, 10/1/37                          3,218,939
  1,980,000                      AA-/A1   Massachusetts Development Finance
                                          Agency, 5.375%, 4/1/41                          2,051,320
    500,000                     BBB-/NR   Massachusetts Development Finance
                                          Agency, 5.5%, 1/1/35                              457,020
  1,100,000                     NR/Baa2   Massachusetts Development Finance
                                          Agency, 5.625%, 10/1/24                         1,109,504
  1,000,000                     NR/Baa2   Massachusetts Development Finance
                                          Agency, 5.7%, 10/1/34                           1,003,740
  6,185,000                        A/NR   Massachusetts Development Finance
                                          Agency, 5.75%, 1/1/42                           6,666,502
  2,400,000                       NR/NR   Massachusetts Development Finance
                                          Agency, 6.25%, 10/15/17                         2,538,624
  1,000,000                      BBB/NR   Massachusetts Development Finance
                                          Agency, 6.75%, 1/1/36                           1,104,160
  1,000,000                      BBB/NR   Massachusetts Development Finance
                                          Agency, 7.0%, 7/1/42                            1,079,350
  2,000,000                       NR/A2   Massachusetts Health & Educational
                                          Facilities Authority, 4.125%, 10/1/37           1,765,800
  4,500,000                       BB/NR   Massachusetts Health & Educational
                                          Facilities Authority, 4.625%, 8/15/28           3,786,300
  3,750,000                   BBB+/Baa1   Massachusetts Health & Educational
                                          Facilities Authority, 5.25%, 7/1/38             3,659,138
  1,550,000                   BBB-/Baa3   Massachusetts Health & Educational
                                          Facilities Authority, 5.25%, 7/15/18            1,552,124
  2,335,000                   BBB-/Baa3   Massachusetts Health & Educational
                                          Facilities Authority, 5.375%, 7/1/35            2,301,353
 12,000,000                     AAA/Aaa   Massachusetts Health & Educational
                                          Facilities Authority, 5.5%, 7/1/32             14,585,040
  1,000,000                     AA-/Aa3   Massachusetts Port Authority, 5.0%,
                                          7/1/32                                          1,057,430
  1,000,000                     AA-/Aa3   Massachusetts Port Authority, 5.0%,
                                          7/1/33                                          1,051,580

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 21

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Massachusetts -- (continued)
  7,000,000                     AA+/Aa2   Massachusetts School Building Authority,
                                          5.0%, 8/15/29                                $  7,660,870
  3,975,000                      AA/Aa2   Massachusetts State College Building
                                          Authority, 5.0%, 5/1/28                         4,368,406
  2,420,000                     AA+/Aa1   Massachusetts Water Resources
                                          Authority, 5.25%, 8/1/36                        2,650,190
  2,000,000                      AAA/NR   Town of Chatham Massachusetts, 3.5%,
                                          6/15/37                                         1,701,360
  4,500,000                      AA+/NR   Town of Wilmington Massachusetts, 4.0%,
                                          3/15/37                                         4,141,215
  2,500,000                     AA-/Aa2   University of Massachusetts Building
                                          Authority, 5.0%, 11/1/39                        2,597,525
                                                                                       ------------
                                                                                       $ 97,073,752
---------------------------------------------------------------------------------------------------
                                          Michigan -- 1.5%
  1,500,000                      BB-/NR   John Tolfree Health System Corp., 6.0%,
                                          9/15/23                                      $  1,434,000
  3,235,000                       NR/NR   Michigan Public Educational Facilities
                                          Authority, 5.875%, 6/1/37                       2,872,874
  2,000,000                       NR/NR   Michigan State Hospital Finance
                                          Authority, 5.25%, 11/15/25                      1,823,000
  1,000,000                       NR/NR   Michigan State Hospital Finance
                                          Authority, 5.5%, 11/15/35                         842,040
  4,850,000                     AA-/Aa2   Wayne State University, 4.0%, 11/15/44          3,891,786
                                                                                       ------------
                                                                                       $ 10,863,700
---------------------------------------------------------------------------------------------------
                                          Mississippi -- 0.4%
  2,750,000                    BBB/Baa3   County of Warren Mississippi, 5.8%,
                                          5/1/34                                       $  2,805,165
---------------------------------------------------------------------------------------------------
                                          Missouri -- 0.9%
  5,795,000                     AA-/Aa3   Health & Educational Facilities Authority
                                          of the State of Missouri, 4.0%, 11/15/42     $  4,761,172
  2,000,000                        A/NR   Missouri Development Finance Board,
                                          5.25%, 11/1/42                                  2,019,740
     75,000                      NR/Aaa   Missouri State Environmental
                                          Improvement & Energy Resources
                                          Authority, 5.125%, 1/1/20                          75,296
                                                                                       ------------
                                                                                       $  6,856,208
---------------------------------------------------------------------------------------------------
                                          New Hampshire -- 1.3%
  1,500,000                       NR/A2   New Hampshire Health and Education
                                          Facilities Authority Act, 4.0%, 10/1/33      $  1,289,325
  5,000,000                       A-/NR   New Hampshire Health and Education
                                          Facilities Authority Act, 5.0%, 10/1/32         5,040,400
  3,750,000                       A-/NR   New Hampshire Health and Education
                                          Facilities Authority Act, 5.0%, 10/1/37         3,703,500
                                                                                       ------------
                                                                                       $ 10,033,225
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          New Jersey -- 1.5%
    475,000                       NR/NR   New Jersey Economic Development
                                          Authority, 5.3%, 11/1/26                     $    414,076
    450,000                       NR/NR   New Jersey Economic Development
                                          Authority, 5.375%, 11/1/36                        352,404
  3,000,000                     AAA/Aaa   New Jersey Educational Facilities
                                          Authority, 5.0%, 7/1/39                         3,204,750
  5,115,000                   BBB-/Baa3   New Jersey Health Care Facilities
                                          Financing Authority, 5.25%, 7/1/30              5,010,040
  2,000,000                       A+/A1   New Jersey Transportation Trust Fund
                                          Authority, 5.5%, 6/15/41                        2,077,940
                                                                                       ------------
                                                                                       $ 11,059,210
---------------------------------------------------------------------------------------------------
                                          New Mexico -- 0.1%
  1,000,000                        A/NR   County of Dona Ana New Mexico, 5.25%,
                                          12/1/25                                      $  1,008,500
---------------------------------------------------------------------------------------------------
                                          New York -- 2.8%
  2,500,000                        A/A3   Albany Industrial Development Agency,
                                          5.25%, 11/15/32                              $  2,563,125
  6,000,000                     AAA/Aaa   New York State Dormitory Authority,
                                          5.0%, 10/1/41                                   6,316,140
  5,515,000                      A/Baa1   New York State Dormitory Authority,
                                          5.25%, 7/1/24                                   5,956,476
  1,000,000                   BBB-/Baa3   Port Authority of New York & New Jersey,
                                          6.0%, 12/1/36                                   1,066,850
  3,400,000                   BBB-/Baa3   Port Authority of New York & New Jersey,
                                          6.0%, 12/1/42                                   3,606,788
  1,500,000                     AA-/Aa3   Port Authority of New York & New Jersey,
                                          6.125%, 6/1/94                                  1,647,150
                                                                                       ------------
                                                                                       $ 21,156,529
---------------------------------------------------------------------------------------------------
                                          North Carolina -- 0.8%
  2,250,000                       A+/A1   North Carolina Medical Care Commission,
                                          4.0%, 11/1/46                                $  1,791,180
  5,000,000                       A+/A1   North Carolina Medical Care Commission,
                                          4.0%, 12/1/45                                   3,959,300
                                                                                       ------------
                                                                                       $  5,750,480
---------------------------------------------------------------------------------------------------
                                          North Dakota -- 0.7%
  5,000,000                     A-/Baa1   County of McLean North Dakota, 5.15%,
                                          7/1/40                                       $  4,957,150
---------------------------------------------------------------------------------------------------
                                          Ohio -- 4.6%
 10,000,000                       B-/B3   Buckeye Tobacco Settlement Financing
                                          Authority, 5.75%, 6/1/34                     $  7,279,100
  6,000,000                       B-/B3   Buckeye Tobacco Settlement Financing
                                          Authority, 6.5%, 6/1/47                         4,840,380
  2,000,000                     AAA/Aaa   City of Cincinnati Ohio Water System
                                          Revenue, 5.0%, 12/1/36                          2,095,760

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 23

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Ohio -- (continued)
  2,250,000                     AAA/Aaa   City of Cincinnati Ohio Water System
                                          Revenue, 5.0%, 12/1/37                       $  2,356,200
  1,500,000                       NR/NR   County of Cuyahoga Ohio, 6.0%, 5/15/37          1,405,230
  1,500,000                       NR/NR   County of Cuyahoga Ohio, 6.0%, 5/15/42          1,385,100
  5,000,000                       NR/A3   County of Lake Ohio, 6.0%, 8/15/43              5,176,650
 10,000,000                       AA/A2   JobsOhio Beverage System, 5.0%, 1/1/38         10,101,100
                                                                                       ------------
                                                                                       $ 34,639,520
---------------------------------------------------------------------------------------------------
                                          Oklahoma -- 0.8%
  5,165,000                      A/Baa1   McGee Creek Authority, 6.0%, 1/1/23          $  5,801,070
---------------------------------------------------------------------------------------------------
                                          Oregon -- 0.9%
  3,000,000                      NR/Aa1   Deschutes & Jefferson Counties School
                                          District No. 2J Redmond Oregon, 3.0%,
                                          6/15/32                                      $  2,441,520
  2,000,000                      AA+/NR   Multnomah County School District No. 40,
                                          6/15/30 (c)                                       876,040
  2,000,000                      AA+/NR   Multnomah County School District No. 40,
                                          6/15/31 (c)                                       826,220
  1,715,000                      AA+/NR   Multnomah County School District No. 40,
                                          6/15/32 (c)                                       656,416
  1,735,000                       A+/A1   Oregon Health & Science University, 4.0%,
                                          7/1/31                                          1,650,922
                                                                                       ------------
                                                                                       $  6,451,118
---------------------------------------------------------------------------------------------------
                                          Pennsylvania -- 4.0%
  1,500,000                       NR/WR   Allentown Area Hospital Authority, 6.0%,
                                          11/15/16 (Pre-Refunded)                      $  1,597,665
  5,000,000                      A/Baa1   Lehigh County Industrial Development
                                          Authority, 4.75%, 2/15/27                       5,013,700
  1,000,000                      BBB/NR   Montgomery County Industrial
                                          Development Authority Pennsylvania,
                                          5.0%, 12/1/24                                   1,012,430
  1,000,000                      BBB/NR   Montgomery County Industrial
                                          Development Authority Pennsylvania,
                                          5.0%, 12/1/30                                     977,630
  1,000,000                   BBB-/Baa3   Pennsylvania Higher Educational Facilities
                                          Authority, 5.0%, 7/1/42                           874,060
  1,000,000                    BB+/Baa3   Pennsylvania Higher Educational Facilities
                                          Authority, 6.0%, 7/1/43                           971,750
 11,500,000          0.84       BBB+/NR   Pennsylvania Higher Educational Facilities
                                          Authority, Floating Rate Note, 7/1/39           7,892,450
  5,000,000                       A-/A3   Pennsylvania Turnpike Commission, 5.3%,
                                          12/1/41                                         5,049,800
  1,000,000                      BB-/NR   Philadelphia Authority for Industrial
                                          Development, 6.75%, 6/15/43 (144A)                967,130
  2,000,000                      AA/Aa2   Philadelphia Hospitals & Higher Education
                                          Facilities Authority, 4.5%, 7/1/37              1,905,160

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Pennsylvania -- (continued)
  5,000,000                     BB+/Ba2   Philadelphia Hospitals & Higher
                                          Education Facilities Authority, 5.0%,
                                          7/1/34                                       $  3,924,600
                                                                                       ------------
                                                                                       $ 30,186,375
---------------------------------------------------------------------------------------------------
                                          Puerto Rico -- 0.0%
     75,000                     NR/Baa3   Puerto Rico Public Buildings Authority,
                                          5.25%, 7/1/33 (Pre-Refunded)                 $     76,865
---------------------------------------------------------------------------------------------------
                                          Rhode Island -- 0.7%
  5,200,000                      BB/Ba1   Tobacco Settlement Financing Corp.
                                          Rhode Island, 6.25%, 6/1/42                  $  4,977,076
---------------------------------------------------------------------------------------------------
                                          South Carolina -- 1.2%
  8,265,000                      AA-/A1   South Carolina State Public Service
                                          Authority, 5.0%, 12/1/43                     $  8,201,194
    500,000                     AA+/Aaa   State of South Carolina, 5.0%, 4/1/20             592,385
                                                                                       ------------
                                                                                       $  8,793,579
---------------------------------------------------------------------------------------------------
                                          South Dakota -- 0.1%
     65,000                      NR/Aaa   South Dakota Conservancy District,
                                          5.625%, 8/1/17 (Pre-Refunded)                $     65,288
  1,000,000                      AA-/A1   South Dakota Health & Educational
                                          Facilities Authority, 5.0%, 7/1/42                964,690
                                                                                       ------------
                                                                                       $  1,029,978
---------------------------------------------------------------------------------------------------
                                          Texas -- 6.9%
  7,100,000                   BBB-/Baa2   Central Texas Regional Mobility Authority,
                                          1/1/25 (c)                                   $  3,892,220
  3,000,000                   BBB-/Baa2   Central Texas Regional Mobility Authority,
                                          1/1/26 (c)                                      1,526,550
  3,000,000                   BBB-/Baa2   Central Texas Regional Mobility Authority,
                                          1/1/27 (c)                                      1,424,850
  2,500,000                    BB+/Baa3   Central Texas Regional Mobility Authority,
                                          6.75%, 1/1/41                                   2,595,800
  8,285,000                     AA+/Aa2   Dallas Area Rapid Transit, 5.25%,
                                          12/1/29                                         9,495,356
 10,000,000                     BBB+/A3   Dallas County Utility & Reclamation
                                          District, 5.375%, 2/15/29                      10,394,000
    580,000                      AA-/NR   Eagle Mountain & Saginaw Independent
                                          School District, 3.375%, 8/15/32                  484,758
  1,000,000                     NR/Baa3   Harris County Cultural Education Facilities
                                          Finance Corp., 5.0%, 6/1/28                       982,830
    500,000                     NR/Baa3   Harris County Cultural Education Facilities
                                          Finance Corp., 5.0%, 6/1/33                       469,805
    390,000                     AAA/Aaa   Houston Higher Education Finance Corp.,
                                          5.0%, 5/15/40                                     406,957
  2,000,000                       A-/A2   North Texas Tollway Authority, 5.0%,
                                          1/1/38                                          2,011,800

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 25

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Texas -- (continued)
  4,000,000                      BBB/A3   Texas Municipal Gas Acquisition &
                                          Supply Corp., III, 5.0%, 12/15/31            $  3,812,960
 10,410,000                     NR/Baa3   Texas Private Activity Bond Surface
                                          Transportation Corp., 7.0%, 6/30/40            11,253,730
  2,255,000                      BBB/NR   Texas State Public Finance Authority
                                          Charter School Finance Corp., 6.2%,
                                          2/15/40                                         2,372,982
                                                                                       ------------
                                                                                       $ 51,124,598
---------------------------------------------------------------------------------------------------
                                          Utah -- 0.2%
  1,115,000                      AA-/NR   South Davis Recreational District, 4.0%,
                                          1/1/24                                       $  1,179,804
    500,000                     BBB-/NR   Utah State Charter School Finance
                                          Authority, 5.75%, 7/15/20                         526,090
                                                                                       ------------
                                                                                       $  1,705,894
---------------------------------------------------------------------------------------------------
                                          Vermont -- 0.2%
  1,295,000                    BBB-/Baa   Vermont Educational & Health Buildings
                                          Financing Agency, 5.0%, 7/1/24               $  1,254,907
---------------------------------------------------------------------------------------------------
                                          Virginia -- 4.0%
 13,990,000                       B-/B2   Tobacco Settlement Financing Corp.
                                          Virginia, 5.0%, 6/1/47                       $  8,693,666
  4,000,000                     AAA/Aaa   University of Virginia, 5.0%, 6/1/37            4,288,440
  5,000,000                     AAA/Aaa   University of Virginia, 5.0%, 6/1/43            5,308,300
  3,650,000                     AAA/Aaa   Virginia Housing Development Authority,
                                          3.125%, 1/1/37                                  2,804,112
  7,500,000                   BBB+/Baa1   Washington County Industrial
                                          Development Authority Virginia, 7.75%,
                                          7/1/38                                          8,448,375
                                                                                       ------------
                                                                                       $ 29,542,893
---------------------------------------------------------------------------------------------------
                                          Washington -- 8.0%
  1,000,000                       A+/NR   City of Richland Washington Electric
                                          Revenue, 4.0%, 11/1/42                       $    818,250
 10,000,000                     AA+/Aa1   City of Seattle Washington, 4.0%, 9/1/37        9,221,100
  1,500,000                        A/A1   Franklin County Public Utility District,
                                          5.0%, 9/1/38                                    1,489,380
 10,000,000                       AA/NR   FYI Properties, 5.5%, 6/1/39                   10,480,500
 10,000,000                      AAA/NR   King County Housing Authority, 5.5%,
                                          5/1/38                                         10,359,100
  3,000,000                        A/A2   King County Public Hospital District No. 1,
                                          5.25%, 12/1/37                                  3,053,040
  5,600,000                     AA+/Aaa   University of Washington, 5.0%, 6/1/37          5,788,272
  1,000,000                      AA/Aa2   Washington Health Care Facilities
                                          Authority, 4.25%, 10/1/37                         865,090
 10,000,000                      AA/Aa2   Washington Health Care Facilities
                                          Authority, 4.25%, 10/1/40                       8,469,200

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                          Washington -- (continued)
  5,000,000                      AA/Aa2   Washington Health Care Facilities
                                          Authority, 5.25%, 10/1/33                    $  5,245,400
  2,400,000                    BBB/Baa2   Washington Health Care Facilities
                                          Authority, 6.125%, 8/15/37                      2,450,064
  1,635,000                       NR/NR   Washington State Housing Finance
                                          Commission, 5.25%, 1/1/17                       1,608,807
                                                                                       ------------
                                                                                       $ 59,848,203
---------------------------------------------------------------------------------------------------
                                          Wisconsin -- 0.6%
  1,430,000                       NR/A1   Adams-Friendship Area School District,
                                          6.5%, 4/1/16                                 $  1,608,121
  3,000,000                       A+/NR   Wisconsin Health & Educational
                                          Facilities Authority, 5.125%, 8/15/35           3,000,660
                                                                                       ------------
                                                                                       $  4,608,781
---------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $744,183,340)                          $737,709,912
---------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN
                                          SECURITIES -- 99.0%
                                          (Cost $744,823,340) (a)                      $738,400,312
---------------------------------------------------------------------------------------------------
                                          OTHER ASSETS & LIABILITIES -- 1.0%           $  7,505,387
---------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                   $745,905,699
===================================================================================================

(Pre-Refunded) Pre-refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

+              Amount rounds to less than 0.1%.

*              Non-income producing security.

NR             Not rated by either S&P or Moody's.

WR             Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2013, the value of these securities amounted to $967,130 or 0.1% of total net assets.

(a) At December 31, 2013, the net unrealized depreciation on investments based on cost for federal income tax purposes of $742,862,839 was as follows:

                 Aggregate gross unrealized  appreciation for all investments in which
                   there is an excess of value over tax cost                            $ 26,330,898

                 Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                             (30,793,425)
                                                                                         ------------
                 Net unrealized depreciation                                             $ (4,462,527)
                                                                                         ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $127,845,160 and $202,093,554, respectively.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 27

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is issued with a zero coupon. Income is earned through accretion of discount.

(d) Security is in default and is non-income producing.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                               Level 1     Level 2        Level 3   Total
--------------------------------------------------------------------------------
Common Stock                   $690,400    $         --   $  --     $    690,400
Municipal Bonds                      --     737,709,912      --      737,709,912
--------------------------------------------------------------------------------
Total                          $690,400    $737,709,912   $  --     $738,400,312
================================================================================

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Statement of Assets and Liabilities | 12/31/13

ASSETS:
  Investment in securities (cost $744,823,340)                   $ 738,400,312
  Receivables --
     Investment securities sold                                        895,171
     Fund shares sold                                                1,347,285
     Interest                                                       10,670,827
  Prepaid expenses                                                      27,485
--------------------------------------------------------------------------------
        Total assets                                             $ 751,341,080
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                     $   1,949,854
     Dividends                                                         600,570
  Due to custodian                                                   2,651,521
  Due to affiliates                                                    143,069
  Accrued expenses                                                      90,367
--------------------------------------------------------------------------------
        Total liabilities                                        $   5,435,381
================================================================================
NET ASSETS:
  Paid-in capital                                                $ 856,920,788
  Undistributed net investment income                               12,273,270
  Accumulated net realized loss on investments                    (116,865,331)
  Net unrealized depreciation on investments                        (6,423,028)
--------------------------------------------------------------------------------
        Total net assets                                         $ 745,905,699
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $649,006,939/48,971,419 shares)              $       13.25
  Class B (Based on $1,868,440/142,283 shares)                   $       13.13
  Class C (Based on $37,291,059/2,837,698 shares)                $       13.14
  Class Y (Based on $57,739,261/4,372,331 shares)                $       13.21
MAXIMUM OFFERING PRICE:
  Class A ($13.25 (divided by) 95.5%)                            $       13.87
================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 29

Statement of Operations

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Interest                                                   $43,003,509
----------------------------------------------------------------------------------------
        Total investment income                                           $  43,003,509
========================================================================================
EXPENSES:
  Management fees                                            $ 3,951,965
  Transfer agent fees
     Class A                                                     244,653
     Class B                                                       3,028
     Class C                                                       5,775
     Class Y                                                       1,676
  Distribution fees
     Class A                                                   1,862,221
     Class B                                                      26,147
     Class C                                                     424,075
  Shareholder communication expense                              347,135
  Administrative reimbursements                                  259,553
  Custodian fees                                                  12,436
  Registration fees                                               98,304
  Professional fees                                               79,520
  Printing expense                                                25,882
  Fees and expenses of nonaffiliated trustees                     31,177
  Miscellaneous                                                  102,574
----------------------------------------------------------------------------------------
        Total expenses                                                    $   7,476,121
        Less fees waived and expenses reimbursed by Pioneer
           Investment Management, Inc.                                    $    (243,558)
----------------------------------------------------------------------------------------
        Net expenses                                                      $   7,232,563
----------------------------------------------------------------------------------------
           Net investment income                                          $  35,770,946
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                        $   9,368,522
----------------------------------------------------------------------------------------
  Change in net unrealized depreciation on Investments                    $ (94,170,807)
----------------------------------------------------------------------------------------
  Net loss on investments                                                 $ (84,802,285)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    $ (49,031,339)
========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                           Year             Year
                                                           Ended            Ended
                                                           12/31/13         12/31/12
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   35,770,946   $  39,977,490
Net realized gain on investments                                9,368,522       3,042,934
Change in net unrealized appreciation (depreciation)
  on investments                                              (94,170,807)     67,864,836
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                    $  (49,031,339)  $ 110,885,260
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.55 and $0.54 per share, respectively)     $  (29,223,000)  $ (30,629,957)
     Class B ($0.42 and $0.41 per share, respectively)            (78,184)       (113,799)
     Class C ($0.44 and $0.43 per share, respectively)         (1,343,060)     (1,291,975)
     Class Y ($0.58 and $0.58 per share, respectively)         (3,050,162)     (3,102,624)
------------------------------------------------------------------------------------------
        Total distributions to shareowner                  $  (33,694,406)  $ (35,138,355)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $   68,894,166   $ 137,410,078
Reinvestment of distributions                                  26,185,710      25,159,398
Cost of shares repurchased                                   (225,484,150)   (154,665,212)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                            $ (130,404,274)  $   7,904,264
------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                    $ (213,130,019)  $  83,651,169
NET ASSETS:
Beginning of year                                             959,035,718     875,384,549
------------------------------------------------------------------------------------------
End of year                                                $  745,905,699   $ 959,035,718
==========================================================================================
Undistributed net investment income                        $   12,273,270   $  10,197,743
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 31

-------------------------------------------------------------------------------------------
                                '13 Shares    '13 Amount        '12 Shares   '12 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                       2,413,717   $   34,006,081     6,693,162   $  95,002,400
Reinvestment of distributions     1,638,671       22,689,996     1,605,264      22,792,630
Less shares repurchased         (11,670,231)    (160,686,248)   (8,972,023)   (127,141,766)
-------------------------------------------------------------------------------------------
      Net decrease               (7,617,843)  $ (103,990,171)     (673,597)  $  (9,346,736)
===========================================================================================
Class B
Shares sold or exchanged                844   $       11,584         9,465   $     134,342
Reinvestment of distributions         4,064           56,091         6,595          92,776
Less shares repurchased             (98,932)      (1,369,802)     (107,780)     (1,580,836)
-------------------------------------------------------------------------------------------
      Net decrease                  (94,024)  $   (1,302,127)      (91,720)  $  (1,353,718)
===========================================================================================
Class C
Shares sold                         811,984   $   11,245,597       884,256   $  12,595,623
Reinvestment of distributions        75,251        1,032,280        67,268         947,915
Less shares repurchased          (1,172,271)     (15,834,811)     (675,470)     (9,501,376)
-------------------------------------------------------------------------------------------
      Net increase (decrease)      (285,036)  $   (3,556,934)      276,054   $   4,042,162
===========================================================================================
Class Y
Shares sold                       1,689,829   $   23,630,904     2,075,350   $  29,677,713
Reinvestment of distributions       173,595        2,407,343        92,847       1,326,077
Less shares repurchased          (3,432,449)     (47,593,289)   (1,156,404)    (16,441,234)
-------------------------------------------------------------------------------------------
      Net increase (decrease)    (1,569,025)  $  (21,555,042)    1,011,793   $  14,562,556
===========================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year          Year       Year       Year
                                                                 Ended       Year Ended    Ended      Ended      Ended
                                                                 12/31/13    12/31/12      12/31/11   12/31/10   12/31/09
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  14.56    $  13.40      $  12.56   $  12.86   $  10.90
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $   0.61    $   0.61      $   0.62   $   0.57   $   0.59
   Net realized and unrealized gain (loss) on investments           (1.37)       1.09          0.82      (0.28)      1.99
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  (0.76)   $   1.70      $   1.44   $   0.29   $   2.58
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $  (0.55)   $  (0.54)     $  (0.60)  $  (0.59)  $  (0.61)
   Net realized gain                                                   --          --            --         --      (0.01)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.55)   $  (0.54)     $  (0.60)  $  (0.59)  $  (0.62)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (1.31)   $   1.16      $   0.84   $  (0.30)  $   1.96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  13.25    $  14.56      $  13.40   $  12.56   $  12.86
==========================================================================================================================
Total return*                                                       (5.33)%     12.87%(a)     11.73%      2.15%     24.01%
Ratio of net expenses to average net assets                          0.82%       0.82%         0.82%      0.82%      0.82%
Ratio of net investment income to average net assets                 4.16%       4.35%         4.77%      4.55%      4.94%
Portfolio turnover rate                                                15%         17%           14%        18%        18%
Net assets, end of period (in thousands)                         $649,007    $824,216      $767,290   $749,235   $479,599
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    0.84%       0.83%         0.87%      0.85%      0.88%
   Net investment income                                             4.14%       4.33%         4.72%      4.52%      4.88%
==========================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.64%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges'. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 33

---------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year         Year      Year      Year
                                                                 Ended      Ended        Ended     Ended     Ended
                                                                 12/31/13   12/31/12     12/31/11  12/31/10  12/31/09
---------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $ 14.46    $ 13.30      $ 12.48   $ 12.78   $ 10.83
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.56    $  0.52      $  0.55   $  0.46   $  0.50
   Net realized and unrealized gain (loss) on investments          (1.47)      1.05         0.75     (0.29)     1.96
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ (0.91)   $  1.57      $  1.30   $  0.17   $  2.46
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $ (0.42)   $ (0.41)     $ (0.48)  $ (0.47)  $ (0.50)
   Net realized gain                                                  --         --           --        --     (0.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.42)   $ (0.41)     $ (0.48)  $ (0.47)  $ (0.51)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (1.33)   $  1.16      $  0.82   $ (0.30)  $  1.95
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.13    $ 14.46      $ 13.30   $ 12.48   $ 12.78
=====================================================================================================================
Total return*                                                      (6.39)%    11.94%(a)    10.63%     1.25%    22.97%
Ratio of net expenses to average net assets                         1.72%      1.72%        1.72%     1.68%     1.71%
Ratio of net investment income to average net assets                3.23%      3.46%        3.93%     3.68%     4.06%
Portfolio turnover rate                                               15%        17%          14%       18%       18%
Net assets, end of period (in thousands)                         $ 1,868    $ 3,418      $ 4,364   $ 8,169   $ 5,838
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   1.76%      1.75%        1.74%     1.68%     1.71%
   Net investment income                                            3.19%      3.43%        3.90%     3.68%     4.06%
=====================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.81%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges'. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

---------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year         Year      Year      Year
                                                                 Ended      Ended        Ended     Ended     Ended
                                                                 12/31/13   12/31/12     12/31/11  12/31/10  12/31/09
---------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 14.44    $ 13.29      $ 12.46   $ 12.77   $ 10.83
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.49    $  0.49      $  0.51   $  0.47   $  0.47
   Net realized and unrealized gain (loss) on investments          (1.35)      1.09         0.81     (0.30)     1.98
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ (0.86)   $  1.58      $  1.32   $  0.17   $  2.45
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $ (0.44)   $ (0.43)     $ (0.49)  $ (0.48)  $ (0.50)
   Net realized gain                                                  --         --           --        --     (0.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.44)   $ (0.43)     $ (0.49)  $ (0.48)  $ (0.51)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (1.30)   $  1.15      $  0.83   $ (0.31)  $  1.94
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.14    $ 14.44      $ 13.29   $ 12.46   $ 12.77
=====================================================================================================================
Total return*                                                      (6.05)%    12.03%(a)    10.84%     1.26%    22.93%
Ratio of net expenses to average net assets                         1.59%      1.58%        1.61%     1.60%     1.64%
Ratio of net investment income to average net assets                3.39%      3.58%        3.98%     3.78%     4.08%
Portfolio turnover rate                                               15%        17%          14%       18%       18%
Net assets, end of period (in thousands)                         $37,291    $45,106      $37,834   $38,548   $26,422
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   1.59%      1.58%        1.61%     1.60%     1.64%
   Net investment income                                            3.39%      3.58%        3.98%     3.78%     4.08%
=====================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.87%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges'. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 35

---------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year         Year      Year      Year
                                                                 Ended      Ended        Ended     Ended     Ended
                                                                 12/31/13   12/31/12     12/31/11  12/31/10  12/31/09
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $ 14.52    $ 13.37      $ 12.53   $ 12.84   $ 10.89
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.68    $  0.63      $  0.67   $  0.58   $  0.63
   Net realized and unrealized gain (loss) on investments          (1.41)      1.10         0.80     (0.26)     1.96
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ (0.73)   $  1.73      $  1.47   $  0.32   $  2.59
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $ (0.58)   $ (0.58)     $ (0.63)  $ (0.63)  $ (0.63)
   Net realized gain                                                  --         --           --        --     (0.01)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.58)   $ (0.58)     $ (0.63)  $ (0.63)  $ (0.64)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (1.31)   $  1.15      $  0.84   $ (0.31)  $  1.95
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.21    $ 14.52      $ 13.37   $ 12.53   $ 12.84
=====================================================================================================================
Total return*                                                      (5.10)%    13.12%(a)    12.04%     2.34%    24.22%
Ratio of net expenses to average net assets                         0.55%      0.55%        0.55%     0.55%     0.58%
Ratio of net investment income to average net assets                4.41%      4.60%        5.04%     4.81%     5.17%
Portfolio turnover rate                                               15%        17%          14%       18%       18%
Net assets, end of period (in thousands)                         $57,739    $86,296      $65,896   $76,959   $21,963
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.67%      0.58%        0.57%     0.55%     0.58%
   Net investment income                                            4.29%      4.57%        5.02%     4.80%     5.17%
=====================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.85%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Notes to Financial Statements | 12/31/13

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 37

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such Funds' net asset value.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

38 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

    Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Fund reclassified $1,013 to decrease undistributed net investment income and $1,013 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets, or the results of operations.

    At December 31, 2013, the Fund was permitted to carry forward indefinitely $3,291,643 of short-term losses and $3,113,488 of long-term losses without limitation. Additionally, at December 31, 2013, the Fund had a net capital loss carryforward of $110,426,562, of which, the following amounts will expire between 2014 and 2017 if not utilized: $61,017,188 in 2014, $4,164,490 in 2015, $31,743,687 in 2016 and $13,501,197 in 2017. Included in
    this amount is $102,354,489 of capital losses which, as a result of the reorganization with Pioneer Tax Free Income Fund on March 5, 2010 may be subject to limitations imposed by the Internal Revenue Code. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 39

    During the year ended December 31, 2013, a capital loss carryforward of $11,339,661 was utilized to offset net realized gains by the fund.

    The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                      2013                  2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                            $ 2,400,373           $ 3,293,392
    Tax-exempt income                           31,294,033            31,844,963
    ----------------------------------------------------------------------------
         Total                                 $33,694,406           $35,138,355
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed tax-exempt income                              $  10,279,131
    Capital loss carryforward                                     (116,831,693)
    Net unrealized depreciation                                     (4,462,527)
    ----------------------------------------------------------------------------
         Total                                                    (111,015,089)
    ============================================================================

    The difference between book-basis and tax-basis depreciation is attributable to the tax deferrals of losses on wash sales and tax treatment of premium and amortization.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $38,515 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

40 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the year ended December 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.46% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.72%, 1.72% and 0.55% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2015. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,282 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 41

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $224,692
Class B                                                                    3,036
Class C                                                                   19,901
Class Y                                                                   99,506
--------------------------------------------------------------------------------
  Total                                                                 $347,135
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $70,791 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,996 in distribution fees payable to PFD at December 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any

42 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2013, CDSC in the amount of $32,910 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate(LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2013, the Fund had no borrowings under the credit facility.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer AMT-Free Municipal Fund (the "Fund") (one of the portfolios of the Pioneer Series Trust II) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 25, 2014

44 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 45

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

46 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. They also noted that the Fund's expense ratio was approximately seven basis points higher than the median expense ratio of its Morningstar peer group, and approximately one basis point higher than the median expense ratio of its Strategic Insight peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 47 non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

48 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 49

Independent Trustees++

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)          Trustee since 2006.   Private investor (2004 - 2008 and 2013 -         Director, Broadridge
Chairman of the Board         Serves until a        present); Chairman (2008 - 2013) and Chief       Financial Solutions, Inc.
and Trustee                   successor trustee     Executive Officer (2008 - 2012), Quadriserv,     (investor communications and
                              is elected or         Inc. (technology products for securities         securities processing
                              earlier retirement    lending industry); and Senior Executive Vice     provider for financial
                              or removal.           President, The Bank of New York (financial and   services industry) (2009 -
                                                    securities services) (1986 - 2004)               present); Director,
                                                                                                     Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)            Trustee since 2005.   Managing Partner, Federal City Capital Advisors  Director of Enterprise
Trustee                       Serves until a        (corporate advisory services company) (1997 -    Community Investment, Inc.
                              successor trustee     2004 and 2008 - present); Interim Chief          (privately held affordable
                              is elected or         Executive Officer, Oxford Analytica, Inc.        housing finance company)
                              earlier retirement    (privately held research and consulting          (1985 - 2010); Director of
                              or removal.           company) (2010); Executive Vice President and    Oxford Analytica, Inc. (2008
                                                    Chief Financial Officer, I-trax, Inc. (publicly  - present); Director of The
                                                    traded health care services company) (2004 -     Swiss Helvetia Fund, Inc.
                                                    2007); and Executive Vice President and Chief    (closed-end fund) (2010 -
                                                    Financial Officer, Pedestal Inc.                 present); and Director of New
                                                    (internet-based mortgage trading company) (2000  York Mortgage Trust (publicly
                                                    - 2002)                                          traded mortgage REIT) (2004 -
                                                                                                     2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)     Trustee since 2008.   William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                       Serves until a        Economy, Harvard University (1972 - present)     Funds Investment Trust and
                              successor trustee                                                      Mellon Institutional Funds
                              is elected or                                                          Master Portfolio (oversaw 17
                              earlier retirement                                                     portfolios in fund complex)
                              or removal.                                                            (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)     Trustee since 2004.   Founding Director, Vice President and Corporate   None
Trustee                       Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee     firm) (1982 - present); Desautels Faculty of
                              is elected or         Management, McGill University (1999 - present);
                              earlier retirement    and Manager of Research Operations and
                              or removal.           Organizational Learning, Xerox PARC, Xerox's
                                                    advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)      Trustee since 2004.   President and Chief Executive Officer, Newbury,   Director of New America High
Trustee                       Serves until a        Piret & Company, Inc. (investment banking firm)   Income Fund, Inc. (closed-end
                              successor trustee     (1981 - present)                                  investment company) (2004 -
                              is elected or                                                           present); and member, Board
                              earlier retirement                                                      of Governors, Investment
                              or removal.                                                             Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)          Trustee since 2004.   Senior Counsel, Sullivan & Cromwell LLP (law      Director, The Swiss Helvetia
Trustee                       Serves until a        firm) (1998 - present); and Partner, Sullivan &   Fund, Inc. (closed-end
                              successor trustee     Cromwell LLP (prior to 1998)                      investment company) (1995 -
                              is elected or                                                           2012); and Director, Invesco,
                              earlier retirement                                                      Ltd. (formerly AMVESCAP, PLC)
                              or removal.                                                             (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 51

Interested Trustee++

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                       Other Directorships
Position Held with the Fund    Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*      Trustee since 2007.   Chairman (2013 - present), Director, CEO and       None
Trustee, President and Chief   Serves until a        President of PIM-USA (since February 2007);
Executive Officer              successor trustee is  Chairman (2013 - present), Director and President
                               elected or earlier    of Pioneer and Pioneer Institutional Asset
                               retirement or         Management, Inc. (since February 2007); President
                               removal.              and Chief Executive Officer of all the Pioneer
                                                     Funds (since 2014); Executive Vice President of
                                                     all of the Pioneer Funds (2007 - 2013); Director
                                                     of PGAM (2007 - 2010); Head of New Europe
                                                     Division, PGAM (2000 - 2005); and Head of New
                                                     Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Fund and Mr. Kenneth J. Taubes became an Interested Trustee of the Fund.

52 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

Fund Officers+++

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                             Other Directorships
Position Held with the Fund     Length of Service       Principal Occupation                                   Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)**       Since 2004. Serves at   President of all of the Pioneer Funds;                 None
President and Chief Executive   the discretion of the   Non-Executive Chairman and a Director of Pioneer
Officer***                      Board.                  Investment Management USA Inc. ("PIM-USA") (until
                                                        November 2013); Chairman and a Director of Pioneer
                                                        (until November 2013); Chairman and Director of
                                                        Pioneer Institutional Asset Management, Inc. (until
                                                        November 2013); Director of Pioneer Alternative
                                                        Investment Management Limited (Dublin) (until
                                                        October 2011); President and a Director of Pioneer
                                                        Alternative Investment Management (Bermuda) Limited
                                                        and affiliated funds (until November 2013); Deputy
                                                        Chairman and a Director of Pioneer Global Asset
                                                        Management S.p.A. ("PGAM") (until April 2010);
                                                        Director of Nano-C, Inc. (since 2003); Director of
                                                        Cole Management Inc. (2004 - 2011); Director of
                                                        Fiduciary Counseling, Inc. (until December 2011);
                                                        Trustee of all of the Pioneer Funds (until November
                                                        2013); and Retired Partner, Wilmer Cutler Pickering
                                                        Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)      Since 2004. Serves at   Vice President and Associate General Counsel of        None
Secretary and Chief Legal       the discretion of the   Pioneer since January 2008; Secretary and Chief
Officer                         Board.                  Legal Officer of all of the Pioneer Funds since
                                                        June 2010; Assistant Secretary of all of the
                                                        Pioneer Funds from September 2003 to May 2010; and
                                                        Vice President and Senior Counsel of Pioneer from
                                                        July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)          Since 2010. Serves at   Fund Governance Director of Pioneer since December     None
Assistant Secretary             the discretion of the   2006 and Assistant Secretary of all the Pioneer
                                Board.                  Funds since June 2010; Manager - Fund Governance of
                                                        Pioneer from December 2003 to November 2006; and
                                                        Senior Paralegal of Pioneer from January 2000 to
                                                        November 2003.
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)               Since 2010. Serves at   Counsel of Pioneer since June 2007 and Assistant       None
Assistant Secretary             the discretion of the   Secretary of all the Pioneer Funds since June 2010;
                                Board.                  and Vice President and Counsel at State Street Bank
                                                        from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Fund effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Fund effective
    January 28, 2014.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                             Other Directorships
Position Held with the Fund     Length of Service       Principal Occupation                                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)            Since 2008. Serves at   Vice President - Fund Treasury of Pioneer;             None
Treasurer and Chief Financial   the discretion of the   Treasurer of all of the Pioneer Funds since March
and Accounting Officer of the   Board.                  2008; Deputy Treasurer of Pioneer from March 2004
Fund                                                    to February 2008; and Assistant Treasurer of all of
                                                        the Pioneer Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)           Since 2004. Serves at   Director - Fund Treasury of Pioneer; and Assistant     None
Assistant Treasurer             the discretion of the   Treasurer of all of the Pioneer Funds
                                Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)              Since 2004. Serves at   Fund Accounting Manager - Fund Treasury of Pioneer;    None
Assistant Treasurer             the discretion of the   and Assistant Treasurer of all of the Pioneer Funds
                                Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)           Since 2009. Serves at   Fund Administration Manager - Fund Treasury of         None
Assistant Treasurer             the discretion of the   Pioneer since November 2008; Assistant Treasurer of
                                Board.                  all of the Pioneer Funds since January 2009; and
                                                        Client Service Manager - Institutional Investor
                                                        Services at State Street Bank from March 2003 to
                                                        March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)            Since 2010. Serves at   Chief Compliance Officer of Pioneer and of all the     None
Chief Compliance Officer        the discretion of the   Pioneer Funds since March 2010; Director of Adviser
                                Board.                  and Portfolio Compliance at Pioneer since October
                                                        2005; and Senior Compliance Officer for Columbia
                                                        Management Advisers, Inc. from October 2003 to
                                                        October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)            Since 2006. Serves at   Director - Transfer Agency Compliance of Pioneer       None
Anti-Money Laundering Officer   the discretion of the   and Anti-Money Laundering Officer of all the
                                Board.                  Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

                           This page for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 55

                           This page for your notes.

56 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

                           This page for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 57

                           This page for your notes.

58 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

                           This page for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13 59

                           This page for your notes.

60 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 18644-08-0214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer AMT - Free Municipal Fund:
Fees for audit services provided to the Fund, including fees associated with the routine filing of its Form N-1A, totaled approximately
$36,472 in 2013 and $48,474 in 2012.

Pioneer Series Trust II:
Fees for audit services provided to the Trust's seven series, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $68,681 in 2013 and $74,332 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer AMT - Free Municipal Fund:
Audit-Related Fees

There were no audit-related and other services provided to the Trust during the fiscal years ended December 31, 2013 and 2012.

Pioneer Series Trust II:
Audit-Related Fees

There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer AMT - Free Municipal Fund:
Fees for tax compliance services, primarily for tax returns, totaled $8,131 in 2013 and $8,290 in 2012.

Pioneer Series Trust II:
Fees for tax compliance services, primarily for tax returns, totaled $16,262 in 2013 and $16,580 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer AMT - Free Municipal Fund:
Other Fees
There were no audit-related and other services provided to the Trust during the fiscal years ended December 31, 2013 and 2012.

Pioneer Series Trust II:
Other Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or afterMay 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Pioneer AMT - Free Municipal Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,131 in 2013 and $8,290 in 2012.

Pioneer Series Trust II:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $16,262 in 2013 and $16,580 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2014

* Print the name and title of each signing officer under his or her signature.